MAY 15, 2024
SUPPLEMENT TO THE:
HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS
HARTFORD LARGE CAP GROWTH ETF
DATED NOVEMBER 28, 2023
This Supplement contains new and additional information regarding Hartford Large Cap Growth ETF and should be read in connection with your Statutory Prospectus.
On May 8, 2024, the Board of Trustees of Hartford Funds Exchange-Traded Trust, on behalf of Hartford Large Cap Growth ETF (the “Fund”), approved changes to the structure of the Fund. Effective on or about July 1, 2024 (the “Effective Date”), the structure of the Fund will change from a “semi-transparent” ETF, which does not publicly disclose all its portfolio holdings on a daily basis, to a “transparent” ETF, which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. Accordingly, all references to the ”semi-transparent” structure, the ETF transparency substitute (the “Tracking Basket”) and related disclosure in the Fund’s Statutory Prospectus are removed as of the Effective Date.
In addition, in connection with the change in the Fund’s structure, the Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted the Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the Fund was permitted to hold to those listed in the Fund’s application for the Order: ETFs, notes, common stocks, preferred stocks, American Depositary Receipts, real estate investment trusts, commodity pools, metals trusts, and currency trusts, in each case that are traded on a U.S. securities exchange; common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund’s shares; exchange traded futures that are traded on a U.S. futures exchange contemporaneously with the Fund’s shares; and cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements).
In connection with the change to the Fund’s structure, there will be no change to the Fund name, ticker symbol, investment objective, fees and expenses, principal investment strategy, investment adviser, sub-adviser, or portfolio managers. Accordingly, the following changes will be made as of the Effective Date:
(1) On the front cover page in the above referenced Statutory Prospectus, the legend titled “This ETF is different from traditional ETFs” and accompanying language are removed.
(2) Under the heading “Hartford Large Cap Growth ETF –  Principal Risks” in the above referenced Statutory Prospectus, “Tracking Basket Structure Risk,” “Arbitrage Risk,” “Fluctuation of Net Asset Value and Market Price Risk,” “Trading Issues Risk” and “Trading Halt Risk” are deleted in their entirety, the last sentence in “Authorized Participant Concentration Risk” is deleted in its entirety, and the following risk is added after “Non-Diversification Risk”:
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
(3) Under the heading “Summary Information About the Exchange-Traded Fund” in the above referenced Statutory Prospectus, the section and sub-sections titled “Semi-Transparent ETF Structure,” “Tracking Basket Structure,” and “Tracking Basket Weight Overlap” are deleted in their entirety.

(4) Under the heading “Additional Information Regarding Investment Strategies and Risks” in the above referenced Statutory Prospectus, the second paragraph under “Large Cap Growth ETF” is deleted in its entirety and replaced with the below, and the sub-section titled “Permitted Investments” is deleted in its entirety.
In pursuit of its principal investment strategy, the Fund may also use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The Fund currently uses futures contracts for these purposes. The Fund may also invest in other investment companies (including exchange traded funds (ETFs)), exchange traded notes, and real estate investment trusts (REITs).
(5) Under the heading “More Information About Risks” in the above referenced Statutory Prospectus, the following risks are deleted in their entirety: “Arbitrage Risk,” “Fluctuation of Net Asset Value and Market Price Risk,” “Tracking Basket Structure Risk,” “Trading Halt Risk,” and “Trading Issues Risks;” and the “X” next to “Market Price Risk” is replaced with “√.” The last sentence in “Authorized Participant Concentration Risk” is deleted in its entirety.
(6) Under the heading “Disclosure of Portfolio Holdings” in the above referenced Statutory Prospectus, the information is deleted in its entirety and replaced with:
On each business day, before commencement of trading on Cboe BZX, the Fund will disclose on hartfordfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the business day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities will be available in the SAI.
(7) Under the heading “Fund Distributions and Tax Matters” in the above referenced Statutory Prospectus, the second paragraph is deleted in its entirety under the section titled “Taxes on Purchases and Redemption of Creation Units.”
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7667ETF
May 2024